                                                                     (conformed)




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 11, 2003


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




            Delaware                    0-13667               22-2677298
   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)


   1386 Beulah Road, Building 801, Pittsburgh, PA                   15235
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200


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ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 11, 2003 the Corporation issues a press release discussing the results for the 3rd quarter ended October 31, 2003.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

     (c) Exhibits


                                                                        PAGES OF
                                                                      SEQUENTIAL
                           EXHIBIT INDEX                        NUMBERING SYSTEM
                           -------------                        ----------------

           20     Press Release dated December 11, 2003





















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PDG ENVIRONMENTAL, INC.



                                        By  /s/John C. Regan
                                           ------------------------------------
                                            John C. Regan
                                            Chairman and Chief Executive Officer
















Date: December 15, 2003











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